INCOME TAXES	9 Months Ended	12 Months Ended
	Nov. 30, 2020	Feb. 29, 2020
INCOME TAXES
INCOME TAXES

9.INCOME TAXES

The effective tax rate was (54%) and 3% for the nine months ended November 30, 2020 and 2019, respectively. The nine-month effective tax rates differ significantly from the statutory tax rate of 21%. For the nine months ended November 30, 2020, the effective tax rate differs from the statutory tax rate primarily due to higher pre-tax losses generated at affiliates treated as partnerships for tax purposes and have no impact on income tax expense of the Company, and pre-tax income in the Company’s U.S. consolidated tax groups and foreign subsidiaries which are subject to corporate income taxes. The change from the prior comparable period is primarily due to a change in the Company’s technology transfer pricing implemented in the current year which resulted in higher income in its U.S. consolidated tax groups increasing total tax expense forecasted for the year. For the nine months ended November 30, 2019, the effective tax rate differs from the statutory tax rate primarily due to higher earnings taxed at affiliates, foreign taxes and pre-tax losses in U.S. corporate tax filing groups that are not fully offset by a valuation allowance.

15. INCOME TAXES

For financial reporting purposes, the components of loss before benefit for income taxes were as follows (in thousand):

	For the Fiscal Year Ended
	February 29, 2020	February 28, 2019
Domestic	$(110,937)	$(40,947)
Foreign	2,296	2,264
	$(108,641)	$(38,683)

The income tax benefit consisted of the following:

	For the Fiscal Year Ended
	February 29, 2020	February 28, 2019
Current:
Federal	$125	$(7,631)
State	(31)	34
Foreign	1,265	1,860
Total Current	$1,359	$(5,737)
Deferred:
Federal	$(6,850)	$(505)
State	(1,666)	(1,728)
Foreign	(114)	(275)
Total Deferred	$(8,630)	$(2,508)
Total provision for income taxes	$(7,271)	$(8,245)

For the fiscal years ended February 29, 2020 and February 28, 2019, income tax expense differed from the amounts computed by applying the US federal income tax rate of 21% to pretax loss as a result of the following (in thousands):

	For the Fiscal Year Ended
	February 29, 2020	February 28, 2019
U.S. federal tax benefit at statutory rate	$(22,815)	$(8,056)
State tax, net of federal benefit	(1,713)	(1,637)
Foreign rate differential	670	1,110
Tax credit carryforwards	(91)	(73)
Acquisition related adjustment	8	1
Earnings taxed at affiliate	15,961	6,914
Global intangible low-taxed income inclusion	197	563
Release of accrual for uncertain tax positions	(23)	(8,017)
Other	(1,074)	104
Change in valuation allowance	1,609	846
Total benefit for income taxes	$(7,271)	$(8,245)

E2open Holdings, LLC is a partnership and is not treated as a taxable entity for federal and state tax purposes. The Company’s  U.S. federal and state income tax benefits relate to the Company’s wholly owned U.S. corporate subsidiaries that are consolidated for U.S. GAAP purposes but separately taxed for U.S. federal and state income tax purposes as corporations. Additionally, the Company owns foreign subsidiaries that file and pay income taxes in their local jurisdiction.

At February 29, 2020, the Company did not provide deferred income taxes on the outside book-tax differences of its foreign subsidiaries or any undistributed retained earnings which are indefinitely reinvested, including those earnings previously subject to income taxes in the U.S. The reversal of these temporary differences or distributions could result in additional tax; however, it is not practicable to estimate the amount of any unrecognized deferred income tax liabilities at this time.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Act”) was enacted into law. The Act established new tax laws, including a new provision designed to tax low-taxed income of foreign subsidiaries (“GILTI”), which allows for the possibility of using foreign tax credits (“FTCs”) and a deduction of up to 50% to offset the income tax liability (subject to some limitations). U.S. GAAP allows taxpayers to make an accounting policy election of either (1) treating taxes due on GILTI inclusions as a current-period expense when incurred or (2) recognizing deferred taxes for temporary basis differences that are expected to reverse as GILTI in future years. The Company has made a policy choice to include taxes due on the future GILTI inclusion in taxable income when incurred.

The types of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities as of February 29, 2020 and February 28, 2019 are set forth below (in thousands):

	February 29, 2020	February 28, 2019
Deferred tax assets:
Net operating loss carryforwards	$78,738	$48,970
Tax credits	1,575	1,621
Property and equipment	796	518
Other Deferred Tax Asset	4,010	2,045
Accruals & reserves	1,416	1,139
Deferred revenue	2,018	1,534
Total deferred tax assets	88,553	55,827
Deferred tax liabilities:
Intangibles	100,020	54,802
Other Deferred Tax Liability	754	407
Total deferred tax liabilities	100,774	55,209
Valuation allowance:	(22,855)	(16,706)
Net deferred tax assets (liabilities)	$(35,076)	$(16,088)

ASC 740 provides for the recognition of deferred tax assets, if realization of such assets is more likely than not. Realization of deferred tax assets is dependent upon generating sufficient taxable income, carryback of losses, offsetting deferred tax liabilities, and availability of tax planning strategies. As of February 29, 2020, the Company assessed that certain of its deferred tax assets are not more likely than not to be realized. Therefore, the Company has recorded a valuation allowance to reduce the carrying value of the deferred tax assets to the amount that is more likely than not to be recognized. During fiscal year 2020, the valuation allowance increased by approximately $1.9 million due to continuing operations and increased approximately $4.3 million as a result of acquisitions.

As of February 29, 2020, the Company has net operating loss (“NOL”) carryforwards for federal and foreign income tax purposes of approximately $415.7 million and $27.8 million, respectively. The U.S. federal net operating loss carryforwards begin to expire in fiscal year 2022. The foreign net operating loss carryforwards are derived from multiple tax jurisdictions and will begin to expire in fiscal year 2021. As of February 29, 2020, the Company had research and development tax credits of approximately $0.5 million to reduce future federal income taxes. Federal credit carryforwards expire beginning in 2028.

Internal Revenue Code (“IRC”) Section 382 imposes limitations on a corporation’s ability to utilize its NOLs if the corporation experiences an ownership change, as defined in Section 382. Based upon an analysis performed, utilization of the U.S. Federal NOLs in future periods will likely be subject to an annual limitation under IRC Section 382. As noted above, as of February 29, 2020, federal NOL carryforwards for income tax purposes before any Section 382 limitation were approximately $415.7 million. Of this amount, approximately $139.1 million will expire unused due to Section 382. Accordingly, the Company has reduced the deferred tax assets based upon the anticipated federal and state NOLs that are expected to expire unutilized due to the annual limitation.

As of February 29, 2020, and February 28, 2019, total gross unrecognized tax benefits were $1.5 million and $1.6 million respectively. Approximately $0.7 million of the unrecognized tax benefits at February 29, 2020, if recognized, would have increased income tax expense and the Company’s effective tax rate. The Company recognizes interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of February 29, 2020, and February 28, 2019, the total amount of gross interest and penalties accrued was $0.2 million, which is classified as other noncurrent liabilities in the accompanying consolidated balance sheets.

A reconciliation of the beginning and ending amount of unrecognized tax benefit is as follows (in thousands):

	February 29, 2020	February 28, 2019
Unrecognized benefit – beginning of period	$1,570	$8,904
Gross increases – current year tax positions	—	—
Gross increases – prior year tax positions	—	—
Gross increases – for acquisitions	—	—
Gross decreases – prior year tax positions	(12)	(7,312)
Gross decreases – prior year tax positions due to statute lapse	(23)	(22)
Unrecognized benefit – end of period	$1,535	$1,570

Management believes that it has adequately provided for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. Should any issues addressed in the tax audits be resolved in a manner not consistent with management’s expectations, the Company could be required to adjust the provision for income tax in the period such resolution occurs. Although timing of the resolution and/or closure of audits is highly uncertain, the Company does not believe it is reasonably possible that the unrecognized tax benefits would materially change in the next 12 months.

The Company is subject to taxation in the U.S., various states, and foreign jurisdictions. Fiscal years 2017 through 2020 generally remain open to examination by the taxing jurisdictions to which the Company is subject, although carry forward attributes that were generated in tax years prior to fiscal year 2017 may be adjusted upon examination by the tax authorities if they have been, or will be, used in a future period.